SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2004

TNP ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Texas	1-8847	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY

(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On July 24, 2004, SW Acquisition, L.P., the sole holder of TNP Enterprises, Inc. (“TNP Enterprises”) common stock, entered into an agreement (“Stock Purchase Agreement”) to sell all of the outstanding common stock of TNP Enterprises to PNM Resources, Inc. for approximately $189 million comprised of equal amounts of PNM Resources common stock and cash. PNM Resources will also assume approximately $835 million of TNP Enterprises’ net debt and senior redeemable cumulative preferred stock (“preferred securities”).

Under the terms of the agreement, TNP Enterprises’ common shareholder will receive approximately $189 million in consideration, consisting of approximately 4.7 million newly issued PNM Resources shares and the remainder being paid in cash, subject to closing adjustments. The existing indebtedness and preferred securities at TNP Enterprises will be retired. All debt at Texas-New Mexico Power Company, TNP Enterprises’ wholly-owned electric utility subsidiary, will remain outstanding.

Based on the number of common shares outstanding on a fully diluted basis and taking into account additional equity issuances, following the transaction, PNM Resources’ shareholders would own 94 percent of the PNM Resources’ common equity, and TNP Enterprises shareholders would own approximately 6 percent

The transaction is subject to certain conditions, including, to the extent they are required, receipt of necessary orders or other actions by the Public Utility Commission of Texas (“PUCT”), New Mexico Public Regulation Commission (“NMPRC”), the Federal Energy Regulatory Commission (“FERC”) the Securities and Exchange Commission (“SEC”) and clearance under applicable federal anti-trust statutes. Such approvals are expected to take approximately 9-12 months.

The transaction is also subject to certain rights of termination by each party, including rights of termination in the event that required regulatory action is denied or not received. The Stock Purchase Agreement may also be terminated if the closing has not occurred on or prior to December 31, 2005.

The agreement and the press release issued in connection therewith are filed as Exhibits 2 and 99 to this report and are incorporated herein by reference.

ITEM 5 - OTHER EVENTS AND REQUIRED FD DISCLOSURE

2004 True-Up Proceeding. On July 22, 2004, the Public Utility Commission of Texas (“PUCT”) issued its decision in TNMP’s stranded cost true-up proceeding. The PUCT decision allows TNMP to recover $87.3 million of the $266.5 million that TNMP requested as stranded costs. TNMP’s original request included approximately $307.6 million of stranded costs related to the sale of TNP One, which occurred in October 2002, and a credit of approximately $41.1 million related to TNMP’s over-recovered balance of fuel and energy-related purchased power costs.

The PUCT’s decision results in a loss of $155.1 million before an income tax benefit of $57.3 million ($97.8 million after tax). TNMP recorded the $97.8 million after tax loss as an extraordinary item in the second quarter of 2004. The loss was classified as an extraordinary item in accordance with SFAS 101, “Regulated Enterprises – Accounting for the Discontinuance of the Application of FASB Statement No. 71.”

In the decision, the PUCT found that TNMP’s selection of an affiliate of TNMP to serve as its financial advisor to the sale of TNP One, as well as deficiencies in the process, resulted in a sale transaction that was not a bona fide third party transaction under a competitive offering. Additionally, the PUCT disallowed costs associated with TNMP’s failure to reduce costs associated with a renegotiated long-term lignite contract. Also, the PUCT grossed up certain disallowances for income tax effects. TNMP intends to file a motion for rehearing of the final true-up order with the PUCT. TNMP disagrees with the PUCT decision, and intends to vigorously pursue all avenues of appeal of this order.

In addition to the decision regarding stranded costs, the PUCT order confirmed that First Choice’s clawback liability to TNMP is $15.9 million. The clawback liability will be included in a rate adjustment proceeding that TNMP will file within sixty days of the time that consideration of the final order, including motions for rehearing, is complete.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.	The following exhibits are filed herewith:

2	Stock Purchase Agreement, dated as of July 24, 2004 by and between PNM Resources, Inc. and SW Acquisition, L.P.

99	Press Release, dated July 25, 2004, of TNP Enterprises, Inc. and PNM Resources

Statement Regarding Forward Looking Information

Statements made in this Report and documents we file with the SEC that relate to future events or our expectations, projections, estimates, intentions, goals, targets and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, we caution you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect our future financial condition, cash flow and operating results. These factors include risks and uncertainties relating to the receipt of regulatory approvals of the proposed transaction, the risks that the businesses will not be integrated successfully, the risk that the benefits of the transaction will not be fully realized or will take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed transaction, interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, the performance of state, regional and national economies and the possibility that certain securities of TNP may not be retired. The factors also include the results of any appeals of the PUCT’s stranded cost true up order and related proceedings. For a detailed discussion of the important factors that affect us and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see our current and future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: July 28, 2004	By:	/s/ Theodore A. Babcock
Theodore A. Babcock, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: July 28, 2004	By:	/s/ Scott Forbes
Scott Forbes
Senior Vice President - Chief Financial Officer

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